Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Chief Executive Officer of Norcraft Holdings, L.P. and Norcraft Companies, L.P. (together, the “Company”), does hereby certify that to the undersigned’s knowledge:

1) the Company’s Annual Report on Form 10-K/A for the period ending December 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) the information contained in the Company’s Annual Report on Form 10-K/A for the period ending December 31, 2004 fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 20, 2005	/s/ Mark Buller
Mark Buller – Chief Executive Officer

A signed original of this written statement, required by Section 906, has been provided to Norcraft Holdings, L.P. and Norcraft Companies, L.P. and will be retained by Norcraft Holdings, L.P. and Norcraft Companies, L.P. and furnished to the Securities and Exchange Commission or its staff upon request.